                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2002


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Utah                          1-6075                    13-2626465
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  (STATE OR OTHER                 (COMMISSION              (I.R.S. EMPLOYER
  JURISDICTION OF                 FILE NUMBER)            IDENTIFICATION NO.)
  INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska                   68179
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on April 25, 2002 announcing Union Pacific Corporation's financial results for the first quarter of 2002, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99 Press Release dated April 25, 2002 announcing Union Pacific Corporation's financial results for the first quarter of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2002


                                  UNION PACIFIC CORPORATION


                                  By: /s/ James R. Young
                                     -------------------------------------------
                                           James R. Young
                                           Executive Vice President - Finance

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         99       Press Release dated April 25, 2002 announcing Union Pacific
                  Corporation's financial results for the first quarter of 2002.